POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Eaton Vance Insured Municipal Bond Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Insured Municipal Bond Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

      Signature                                          Title                                  Date
      ---------                                          -----                                  ----
/s/ Thomas J. Fetter                                  President and Principal                   September 20, 2002
--------------------------------------------
Thomas J. Fetter                                      Executive Officer

/s/ James L. O'Connor                                 Treasurer and Principal Financial         September 20, 2002
--------------------------------------------          and Accounting Officer
James L. O'Connor

/s/ Jessica M. Bibliowicz                             Trustee                                   September 20, 2002
--------------------------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight                                  Trustee                                   September 20, 2002
--------------------------------------------
Donald R. Dwight

/s/ James B. Hawkes                                   Trustee                                   September 20, 2002
--------------------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                              Trustee                                   September 20, 2002
--------------------------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                                  Trustee                                   September 20, 2002
--------------------------------------------
Norton H. Reamer

/s/ Lynn A. Stout                                     Trustee                                   September 20, 2002
--------------------------------------------
Lynn A. Stout

